Trade and other receivables	6 Months Ended
Jun. 30, 2022
Trade and receivables [Abstract]
Trade and other receivables
14. Trade and other receivables
Amounts falling due within one year:

	30 June 2022	31 December 2021
	£m	£m
Trade receivables (net of loss allowance)	6,491.7	6,600.5
Work in progress	343.8	254.0
VAT and sales taxes recoverable	398.8	350.3
Prepayments	295.0	215.3
Accrued income	3,516.4	3,435.7
Fair value of derivatives	2.2	2.5
Other debtors	668.2	504.0
	11,716.1	11,362.3
Amounts falling due after more than one year:

	30 June 2022	31 December 2021
	£m	£m
Fair value of derivatives	—	0.5
Prepayments and other debtors	198.2	152.1
	198.2	152.6
The Group considers that the carrying amount of trade and other receivables approximates their fair value.
A bad debt expense of £11.5 million (period ended 30 June 2021: credit of £10.6 million) on the Group’s trade receivables in the period is a result of the increase in expected credit losses since 31 December 2021. The loss allowance is equivalent to 1.1% (31 December 2021: 1.1%) of gross trade receivables.
Prepayments and other debtors falling due after more than one year for 30 June 2022 includes £33.0 million in relation to pension plans in surplus. The corresponding figure for 31 December 2021 is included in provision for post-employment benefits.